UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

PGIM ETF Trust

(Exact name of Registrant as specified in its charter)

Delaware	811-23324	93-3700620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Broad Street Newark, New Jersey	07102-4410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-225-1852

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
PGIM Jennison Focused Mid-Cap ETF	PJFM	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 28, 2025, the compliance staff (the “Staff”) of Cboe BZX Exchange, Inc. (“Cboe”) provided written notice (the “Notice”) to PGIM ETF Trust (the “Trust”) that it is not in compliance with the continued listing standard set forth in Exchange Rule 14.11(l)(4)(B)(i)(c) of Cboe with respect to one of its series, PGIM Jennison Focused Mid-Cap ETF (the “Fund”). Exchange Rule 14.11(l)(4)(B)(i)(c) provides that Cboe will consider suspension of trading and delisting proceedings if, following the initial twelve month period after commencement of trading on the exchange of a series of ETF shares, there are fewer than 50 beneficial holders of the series of ETF shares for 30 or more consecutive trading days. The Fund commenced trading on Cboe as of December 19, 2023, and the Staff has determined that the Fund had fewer than 50 beneficial holders as of December 30, 2024, January 29, 2025, and March 3, 2025.

In accordance with Cboe procedures, the Trust intends to submit a written response to the Staff within 45 days of the date of the Notice outlining the Trust’s plan to obtain compliance with Rule 14.11(l)(4)(B)(i)(c). If the Staff fails to accept the Trust’s plan to regain compliance, or the Fund fails to demonstrate that the Fund has had at least 50 beneficial holders by the end of any “cure period” granted by the Staff, the Staff may delist the Fund.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to regain compliance with Cboe continued listing standards, whether the Fund is able to avoid potential delisting from Cboe, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGIM ETF TRUST

Date: April 2, 2025	By:	/s/ Scott E. Benjamin
	Name:	Scott E. Benjamin
	Title:	Vice President